UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 West Sheridan Avenue, Oklahoma City, Oklahoma		73102-5015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 17, 2015, Devon Energy Corporation (“we” or “our”) entered into a registration rights agreement (the “Agreement”) pursuant to which we agreed to register under the Securities Act of 1933, as amended, 6,857,488 shares of our common stock (the “Shares”) that were issued in connection with a previously disclosed acquisition. On the date hereof, we filed a prospectus supplement covering the Shares under our registration statement on Form S-3 (Registration No. 333-200922). In connection with the registration of the Shares, we are filing a legal opinion of Vinson & Elkins L.L.P. as Exhibit 5.1 to this Form 8-K. A copy of the Agreement was filed as Exhibit 4.2 to our Annual Report on Form 10-K for the year ended December 31, 2015.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Vinson & Elkins L.L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and Secretary

Date: March 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Vinson & Elkins L.L.P.